UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-03630)

Exact name of registrant as specified in charter:	Putnam California Tax Exempt Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2018

Date of reporting period:	October 1, 2017 — March 31, 2018

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam California Tax Exempt Income Fund

Semiannual report

3 | 31 | 18

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PCTEX

Putnam
California Tax Exempt
Income Fund

Semiannual report
3 | 31 | 18

Consider these risks before investing: Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions (including perceptions about the risk of default and expectations about monetary policy or interest rates), changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. The fund’s performance will be closely tied to the economic and political conditions in California, and can be more volatile than the performance of a more geographically diversified fund. To the extent investments in securities of issuers located outside of California are made, the fund may also be exposed to the risks affecting other states. Certain provisions of the California Constitution and state statutes limit the taxing and spending authority of California’s government entities, which could impair the ability of California issuers to pay principal and/or interest on their obligations. Capital gains, if any, are taxed at the federal and, in most cases, state levels. For some investors, investment income may be subject to the federal alternative minimum tax. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Tax-exempt bonds may be issued under the Internal Revenue Code only by limited types of issuers for limited types of projects. As a result, the fund’s investments may be focused in certain market segments and be more vulnerable to fluctuations in the values of the securities it holds than a more broadly invested fund. Interest the fund receives might be taxable. You can lose money by investing in the fund.

Message from the Trustees

May 10, 2018

Dear Fellow Shareholder:

After an extended period of record advances and low volatility, global stock markets encountered some challenges in the early months of 2018. Stocks began the year against a backdrop of optimism, but quickly lost ground in February with a sharp downturn that pushed the U.S. market into correction territory. Stocks subsequently recovered somewhat, but markets have remained choppy.

While volatility and declines can be unsettling, seasoned investors recognize that they are natural and ultimately can restore balance in the financial markets. In this changing environment, Putnam’s experienced investment professionals continue to monitor risks and seek opportunities. They take a research-intensive approach to investing that includes risk management strategies designed to serve investors in all types of markets.

As always, we believe investors should maintain a well-diversified portfolio, think about long-term goals, and speak regularly with their financial advisors. In the following pages, you will find an overview of your fund’s performance for the reporting period as well as an outlook for the coming months.

Thank you for investing with Putnam.

There’s an old adage in investing: “It’s not how much you make that matters, it’s how much you keep.” That’s particularly true when it comes to the fixed-income markets and the impact that taxes can have on your investment. The good news is that, unlike Treasuries or corporate bonds, the interest paid on municipal bonds is generally free from federal income taxes. Moreover, California residents generally pay no state income taxes on the distributions paid by municipal bonds issued in the Golden State. That can make municipal bonds particularly attractive to investors subject to higher personal income tax rates.

2 California Tax Exempt Income Fund

Source: Putnam, as of 3/31/18. Past performance is no guarantee of future results. Yields for Treasuries, investment-grade corporates, and municipal bonds are represented by the average “yield to worst” — a calculation of the lowest possible yield generated without defaulting — of the Bloomberg Barclays U.S. Treasury Index, the Bloomberg Barclays U.S. Credit Index, and the Bloomberg Barclays Municipal Bond Index, respectively. You cannot invest directly in an index. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Income from municipal bonds may be subject to the alternative minimum tax. Taxable-equivalent yield and annual after-tax income are based on a 40.80% federal income tax rate. This rate reflects the Tax Cuts and Jobs Act of 2017 and includes the 3.80% Medicare surtax.

California Tax Exempt Income Fund 3

Performance history as of 3/31/18

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See below and pages 9–10 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 3/31/18. See above and pages 9–10 for additional fund performance information. Index descriptions can be found on pages 13–14.

4 California Tax Exempt Income Fund

Paul holds a B.A. from Suffolk University. He has been in the investment industry since he joined Putnam in 1989.

In addition to Paul, your fund is managed by Garrett L. Hamilton, CFA.

Paul, how was the market for municipal bonds during the reporting period?

Volatility picked up in the municipal bond market in response to higher interest rates, the federal tax reform debate, and the passage of the Tax Cuts and Jobs Act. A selloff in November was in response to the proposed elimination of advance refundings, which investors feared might result in heavier near-term municipal bond supply. [Refunding occurs when an issuer refinances a bond by issuing another bond at a lower interest rate to pay off an older higher-yielding bond, thereby reducing interest costs.] In December, bond issuers rushed to issue new deals before the new tax law took effect in 2018. Total municipal bond new issue volume for December 2017 was $62.5 billion — surpassing the previous record of $52.7 billion in December 1985, which was just before the last comprehensive tax overhaul took effect. However, the flood of new issuance was well received by investors, and the municipal bond market rallied as strong demand helped buoy prices.

The Federal Reserve continued to gradually reduce its monetary policy accommodation. This included beginning to reduce its balance

California Tax Exempt Income Fund 5

Allocations are shown as a percentage of the fund’s net assets as of 3/31/18. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Credit qualities are shown as a percentage of the fund’s net assets as of 3/31/18. A bond rated BBB or higher (SP-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings may vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

6 California Tax Exempt Income Fund

sheet in October 2017, raising the federal funds rate in December to a target range of 1.25% to 1.50%, and again in March 2018 to a target range of 1.50% to 1.75%. With interest rates rising, municipal bonds yields rose more than U.S. Treasuries but held up better than the broader fixed-income markets during the period. [Bond prices generally fall as rates rise.] Securities with longer maturities held up better than securities with shorter- and intermediate-term maturities for the period. High-yielding lower-quality municipal bonds outperformed lower-yielding, higher-quality municipal bonds.

How did the fund perform during the reporting period?

For the six months ended March 31, 2018, the fund outperformed its benchmark, the Bloomberg Barclays Municipal Bond Index, and the average return of its Lipper peer group, California Municipal Debt Funds.

What was your investment strategy in this environment?

Given our outlook for interest rates trending higher, the fund began the period with more of a barbell approach to structuring the portfolio — overweighting short-term bonds, underweighting intermediate-term bonds with maturities of 5 to 12 years, and overweighting longer-term bonds with maturities of greater than 12 to 20 years. However, as the yield curve flattened, we began steering the portfolio away from the short and long ends of the curve and focusing more on bonds with maturities of 15 to 20 years where we saw better value.

Duration positioning, which affects the portfolio’s sensitivity to interest rates, was generally neutral relative to the benchmark index. From a credit-quality standpoint, the fund held an overweight exposure to higher-quality bonds rated Aa and A. Increasing the fund’s emphasis on higher-quality bonds proved to be a headwind during the period. From a sector-positioning perspective, we placed greater focus on local government obligations, transportation, and continuing-care retirement community bonds relative to the fund’s Lipper group. This strategy was positive for performance results.

We maintained an underweight position in Puerto Rico-based issuers relative to the fund’s Lipper peers. Puerto Rico’s current economic and financial situation remains extremely difficult and could further challenge the debt restructuring process, in our view. This underweight exposure was a slight headwind, as Puerto Rico debt rallied during the period.

What are your thoughts about the new tax law and its effects on the municipal bond market?

The Tax Cuts and Jobs Act reduced corporate tax rates and, to a lesser extent, individual rates,changed some popular deductions, and eliminated advance refundings for municipal issuers. However, the tax-exempt status of municipal bonds remains intact. As such, we do not believe the new tax law will materially affect demand for municipal bonds from individuals. However, in our view, the reduction in corporate taxes may lower demand from banks, property and casualty insurers, or other corporate buyers.

The legislation, in our view, will have a more meaningful impact on the supply side of the technical equation. We believe the elimination of advance refundings could remove up to 20% of the municipal market’s annual supply — a fairly significant portion of the municipal bond supply.

What is your outlook for interest rates in the coming months?

Jerome Powell was sworn in as the new Federal Reserve chair on February 5, 2018. Investors generally believe that Chairman Powell will

California Tax Exempt Income Fund 7

implement the plan laid out by his predecessor, Janet Yellen, for gradual rate increases. At the Fed’s first meeting under Chairman Powell in March 2018, the central bank reiterated its plan for three interest-rate hikes this year but hinted that it would be open to the possibility of a fourth hike if necessary to keep the U.S. economy from overheating. The Fed also revised its outlook for three rate hikes in 2019 instead of two, and projected the unemployment rate, which stood at 4.1% at period-end, would fall to 3.8% in 2018.

We expect that strengthening global economic growth will facilitate the continued normalization of short-term interest rates from their still historic lows and the continued flattening of the yield curve, with short-term rates rising more than long-term rates. Should incoming data signal a strengthening economic outlook, we believe the Fed might be inclined to tighten a little faster to keep inflationary pressures at bay or, conversely, tighten more slowly if fiscal policy proves less stimulative. As always, we will continue to rely on in-depth research and our experienced market insights to evaluate current portfolio holdings and potential new holdings for what we believe to be attractive income and return characteristics.

Thank you, Paul, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 California Tax Exempt Income Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended March 31, 2018, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 3/31/18

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (4/29/83)
Before sales charge	6.20%	55.83%	4.54%	15.11%	2.85%	6.86%	2.24%	3.19%	0.10%
After sales charge	6.07	49.59	4.11	10.50	2.02	2.58	0.85	–0.94	–3.90
Class B (1/4/93)
Before CDSC	5.99	48.13	4.01	11.39	2.18	4.85	1.59	2.55	–0.21
After CDSC	5.99	48.13	4.01	9.47	1.83	1.95	0.65	–2.45	–5.14
Class C (7/26/99)
Before CDSC	5.35	44.18	3.73	10.58	2.03	4.45	1.46	2.49	–0.29
After CDSC	5.35	44.18	3.73	10.58	2.03	4.45	1.46	1.49	–1.27
Class M (2/14/95)
Before sales charge	5.82	51.37	4.23	13.52	2.57	6.09	1.99	3.02	–0.04
After sales charge	5.72	46.45	3.89	9.83	1.89	2.64	0.87	–0.32	–3.29
Class Y (1/2/08)
Net asset value	6.27	59.31	4.77	16.32	3.07	7.53	2.45	3.40	0.21

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class Y shares have no initial sales charge or CDSC. Performance for class B, C, M, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

California Tax Exempt Income Fund 9

Comparative index returns For periods ended 3/31/18

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Bloomberg Barclays
Municipal Bond Index	6.55%	53.87%	4.40%	14.43%	2.73%	6.90%	2.25%	2.66%	–0.37%
Lipper California
Municipal Debt Funds	6.24	55.93	4.52	16.60	3.11	7.40	2.40	3.18	–0.04
category average*

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 3/31/18, there were 124, 116, 107, 99, 83, and 3 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 3/31/18

Distributions	Class A		Class B	Class C	Class M		Class Y
Number	6		6	6	6		6
Income[1]	$0.128691		$0.103234	$0.096675	$0.116731		$0.137389
Capital gains[2]	—		—	—	—		—
Total	$0.128691		$0.103234	$0.096675	$0.116731		$0.137389
	Before	After	Net	Net	Before	After	Net
	sales	sales	asset	asset	sales	sales	asset
Share value	charge	charge	value	value	charge	charge	value
9/30/17	$8.14	$8.48	$8.13	$8.19	$8.12	$8.39	$8.16
3/31/18	8.02	8.35	8.01	8.07	8.00	8.27	8.04
	Before	After	Net	Net	Before	After	Net
Current rate	sales	sales	asset	asset	sales	sales	asset
(end of period)	charge	charge	value	value	charge	charge	value
Current dividend rate[3]	2.88%	2.77%	2.23%	2.08%	2.59%	2.51%	3.09%
Taxable equivalent[4]	6.27	6.03	4.86	4.53	5.64	5.47	6.73
Current 30-day
SEC yield[5]	N/A	1.96	1.41	1.26	N/A	1.72	2.25
Taxable equivalent[4]	N/A	4.27	3.07	2.75	N/A	3.75	4.90

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

4 Assumes maximum 54.10% federal and state combined tax rate for 2018. Results for investors subject to lower tax rates would not be as advantageous.

5 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

10 California Tax Exempt Income Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class Y
Total annual operating expenses for the fiscal
year ended 9/30/17	0.74%	1.37%	1.52%	1.02%	0.52%
Annualized expense ratio for the six-month
period ended 3/31/18	0.73%	1.36%	1.51%	1.01%	0.51%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 10/1/17 to 3/31/18. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class Y
Expenses paid per $1,000*†	$3.64	$6.77	$7.52	$5.04	$2.55
Ending value (after expenses)	$1,001.00	$997.90	$997.10	$999.60	$1,002.10

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/18. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

California Tax Exempt Income Fund 11

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 3/31/18, use the following calculation method. To find the value of your investment on 10/1/17, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class Y
Expenses paid per $1,000*†	$3.68	$6.84	$7.59	$5.09	$2.57
Ending value (after expenses)	$1,021.29	$1,018.15	$1,017.40	$1,019.90	$1,022.39

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/18. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

12 California Tax Exempt Income Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not

California Tax Exempt Income Fund 13

sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2017, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of March 31, 2018, Putnam employees had approximately $509,000,000 and the Trustees had approximately $80,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

14 California Tax Exempt Income Fund

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

California Tax Exempt Income Fund 15

The fund’s portfolio 3/31/18 (Unaudited)

Key to holding’s abbreviations

ABAG Association Of Bay Area Governments	FRN Floating Rate Notes: the rate shown is the current
AGC Assured Guaranty Corp.	interest rate or yield at the close of the reporting period.
AGM Assured Guaranty Municipal Corporation	Rates may be subject to a cap or floor. For certain
AMBAC AMBAC Indemnity Corporation	securities, the rate may represent a fixed rate currently
BAM Build America Mutual	in place at the close of the reporting period.
COP Certificates of Participation	G.O. Bonds General Obligation Bonds
FCS Farm Credit System	NATL National Public Finance Guarantee Corp.
FGIC Financial Guaranty Insurance Company	U.S. Govt. Coll. U.S. Government Collateralized
FHL Banks Coll. Federal Home Loan Banks	VRDN Variable Rate Demand Notes, which are floating-
System Collateralized	rate securities with long-term maturities that carry
FHLMC Coll. Federal Home Loan Mortgage	coupons that reset and are payable upon demand
Corporation Collateralized	either daily, weekly or monthly. The rate shown is the
FNMA Coll. Federal National Mortgage	current interest rate at the close of the reporting
Association Collateralized	period. Rates are set by remarketing agents and may
take into consideration market supply and demand,
credit quality and the current SIFMA Municipal Swap
Index rate, which was 1.58% as of the close of the
reporting period.

MUNICIPAL BONDS AND NOTES (98.1%)*	Rating**	Principal amount	Value
California (95.3%)
ABAG Fin. Auth. for Nonprofit Corps. Rev. Bonds
(Sharp Hlth. Care), 6.25%, 8/1/39
(Prerefunded 8/1/19)	AA	$14,000,000	$14,859,180
(Episcopal Sr. Cmntys.), 6.125%, 7/1/41	A–/F	2,045,000	2,259,071
(Episcopal Sr. Cmntys.), Ser. A, 5.00%, 7/1/42	A–/F	700,000	746,739
(O’Connor Woods), 5.00%, 1/1/33	AA–	2,300,000	2,560,774
ABAG Fin. Auth. for Nonprofit Corps. Special Tax
Bonds, (Windemere Ranch Infrastructure Fin.
Program), Ser. A, AGM
5.00%, 9/2/34	AA	420,000	484,340
5.00%, 9/2/33	AA	745,000	863,083
5.00%, 9/2/32	AA	350,000	407,344
5.00%, 9/2/30	AA	2,080,000	2,441,296
ABAG Fin. Auth. Non-Profit Corps Insd. Sr. Living Rev.
Bonds, (Odd Fellows Home of CA), Ser. A
5.00%, 4/1/42	AA–	1,000,000	1,103,350
5.00%, 4/1/32	AA–	3,000,000	3,339,660
Alameda Cnty., Joint Pwrs. Auth. Lease Rev. Bonds,
(Multiple Cap.), Ser. A, 5.00%, 12/1/34	Aa1	4,960,000	5,563,285
Alameda, Corridor Trans. Auth. Rev. Bonds
Ser. B, 5.00%, 10/1/37	BBB+	1,750,000	1,955,083
Ser. B, AGM, 5.00%, 10/1/37	AA	450,000	511,263
Ser. A, AMBAC, zero %, 10/1/19	BBB+	365,000	351,177
Ser. A, AMBAC, U.S. Govt. Coll., zero %, 10/1/19
(Escrowed to maturity)	Aaa	4,635,000	4,522,555
Anaheim, Hsg. & Pub. Impt. Auth. Rev. Bonds, Ser. B
5.00%, 10/1/36	Aa3	1,400,000	1,548,134
5.00%, 10/1/35	Aa3	2,000,000	2,214,560

16 California Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (98.1%)* cont.	Rating**	Principal amount	Value
California cont.
Anaheim, Pub. Fin. Auth. Rev. Bonds, Ser. A
5.00%, 5/1/46	AA–	$2,500,000	$2,799,425
5.00%, 5/1/39	AA–	1,000,000	1,125,720
Bay Area Toll Auth. of CA Rev. Bonds
Ser. S-6, 5.00%, 10/1/54	AA–	8,650,000	9,567,160
Ser. F-1, 5.00%, 4/1/54	AA	14,330,000	15,776,040
(San Francisco Bay Area Sub. Toll Bridge), Ser. S-7,
4.00%, 4/1/33	AA–	14,050,000	15,013,128
CA Hlth. Fac. Fin. Auth. Rev. Bonds
(Providence Hlth. & Svcs.), Ser. C, 6.50%, 10/1/38
(Prerefunded 10/1/18)	AAA/P	100,000	102,459
(Adventist Hlth. Syst.-West), Ser. A, 5.75%, 9/1/39
(Prerefunded 9/1/19)	A	10,500,000	11,087,265
(Cedars Sinai Med. Ctr.), 5.00%, 8/15/39
(Prerefunded 8/15/19)	Aa3	5,400,000	5,653,854
(Adventist Hlth. Syst./West), Ser. A, 4.00%, 3/1/33	A	4,575,000	4,778,130
CA Muni. Fin. Auth. Rev. Bonds
(Biola U.), 5.80%, 10/1/28 (Prerefunded 10/1/18)	Baa1	220,000	224,708
(Channing House), Ser. B, 5.00%, 5/15/47	AA–	6,530,000	7,439,629
(Eisenhower Med. Ctr.), Ser. A, 5.00%, 7/1/42	Baa2	300,000	333,759
(Cmnty. Med. Ctr.), Ser. A, 5.00%, 2/1/42	A–	3,400,000	3,743,570
(Biola U., Inc.), 5.00%, 10/1/39	Baa1	1,000,000	1,136,730
(Biola U., Inc.), 5.00%, 10/1/37	Baa1	500,000	570,990
(Channing House), Ser. B, 5.00%, 5/15/37	AA–	250,000	290,950
(Cmnty. Med. Ctr.), Ser. A, 5.00%, 2/1/37	A–	1,000,000	1,110,620
(Biola U., Inc.), 5.00%, 10/1/36	Baa1	1,250,000	1,430,775
(Cmnty. Med. Ctr.), Ser. A, 5.00%, 2/1/36	A–	1,800,000	2,006,334
(Retirement Hsg. Foundation Oblig. Group), Ser. A,
5.00%, 11/15/32	A–/F	425,000	518,755
(Channing House), Ser. B, 5.00%, 5/15/32	AA–	150,000	176,712
(Retirement Hsg. Foundation Oblig. Group), Ser. A,
5.00%, 11/15/31	A–/F	750,000	911,010
(Retirement Hsg. Foundation Oblig. Group), Ser. A,
5.00%, 11/15/30	A–/F	250,000	301,898
CA Muni. Fin. Auth. Sr. Living Rev. Bonds, (Pilgrim
Place Claremont), Ser. A, 6.125%, 5/15/39
(Prerefunded 5/15/19)	AA–	3,000,000	3,151,980
CA Pub. Fin. Auth. Rev. Bonds, (Henry Mayo Newhall
Memorial Hosp.), 5.00%, 10/15/37	BBB–	1,000,000	1,102,060
CA School Fac. Fin. Auth. Rev. Bonds, (Alliance
College-Ready Pub. Schools), Ser. C, 5.00%, 7/1/31	BBB	1,425,000	1,568,327
CA School Fac. Fin. Auth. 144A Rev. Bonds, (Alliance
College-Ready Pub. Schools), Ser. A
5.00%, 7/1/36	BBB	1,250,000	1,374,638
5.00%, 7/1/31	BBB	1,830,000	2,064,203
CA School Fin. Auth. Rev. Bonds, (Kipp LA Projects),
Ser. A, 5.125%, 7/1/44	BBB	1,000,000	1,086,300
CA State G.O. Bonds
6.50%, 4/1/33	Aa3	20,000,000	20,971,200
5.00%, 10/1/44	Aa3	13,905,000	15,648,548
5.00%, 12/1/43	Aa3	1,500,000	1,667,445

California Tax Exempt Income Fund 17

MUNICIPAL BONDS AND NOTES (98.1%)* cont.	Rating**	Principal amount	Value
California cont.
CA State G.O. Bonds
5.00%, 11/1/43	Aa3	$4,145,000	$4,608,287
5.00%, 8/1/37	Aa3	6,930,000	7,999,576
5.00%, 8/1/36	Aa3	6,280,000	7,264,327
5.00%, 11/1/30	Aa3	11,465,000	13,709,274
5.00%, 10/1/29	Aa3	4,000,000	4,695,240
4.00%, 11/1/32	Aa3	5,000,000	5,422,150
4.00%, 8/1/31	Aa3	7,400,000	7,975,424
(Veterans Bond), 2.00%, 12/1/20	Aa2	6,000,000	5,996,820
CA State VRDN, 1.50%, 5/1/33	VMIG1	4,100,000	4,100,000
CA State Charter School Fin. Auth. 144A Rev. Bonds,
(Summit Pub. Schools)
5.00%, 6/1/53	Baa3	2,350,000	2,523,054
5.00%, 6/1/47	Baa3	1,000,000	1,081,600
CA State Dept. of Wtr. Resources FRN Mandatory Put
Bonds (12/1/20), (Central Valley Wtr. Syst.), Ser. AU,
1.80%, 12/1/35	AAA	8,000,000	8,001,680
CA State Edl. Fac. Auth. Rev. Bonds
(CA Lutheran U.), 5.75%, 10/1/38	Baa1	5,000,000	5,101,550
(Pacific U.), 5.50%, 11/1/39 (Prerefunded 11/1/19)	AAA/P	100,000	105,986
(U. of the Pacific), 5.50%, 11/1/39	A2	1,085,000	1,145,066
(U. of the Pacific), U.S. Govt. Coll., 5.50%, 11/1/39
(Prerefunded 11/1/19)	AAA/P	65,000	68,891
(CA College of Arts), 5.25%, 6/1/30	Baa2	1,360,000	1,496,150
(U. of the Pacific), 5.25%, 11/1/29	A2	1,265,000	1,328,516
(Loyola-Marymount U.), Ser. A, 5.125%, 10/1/40	A2	2,955,000	3,095,215
(Pepperdine U.), 5.00%, 10/1/49	AA	2,000,000	2,282,440
(Occidental College), 5.00%, 10/1/45	Aa3	425,000	474,117
(Pepperdine U.), 5.00%, 9/1/45	AA	1,000,000	1,117,200
(Santa Clara U.), 5.00%, 4/1/45	Aa3	2,500,000	2,798,300
(Pepperdine U.), 5.00%, 12/1/44	AA	2,000,000	2,259,140
(Pepperdine U.), 5.00%, 10/1/41	AA	1,500,000	1,721,025
(Occidental College), 5.00%, 10/1/38	Aa3	595,000	669,238
(U. of Redlands), Ser. A, 5.00%, 10/1/37	A3	425,000	480,824
(U. of the Pacific), 5.00%, 11/1/36	A2	500,000	557,275
(Occidental College), 5.00%, 10/1/35	Aa3	500,000	567,390
(U. of Redlands), Ser. A, 5.00%, 10/1/35	A3	1,000,000	1,119,730
(Occidental College), 5.00%, 10/1/34	Aa3	960,000	1,090,771
(Chapman U.), Ser. B, 4.00%, 4/1/47	A2	4,940,000	5,075,356
(Loyola-Marymount U.), Ser. A, NATL,
zero %, 10/1/28	A2	355,000	252,579
CA State Hlth. Fac. Fin. Auth. Rev. Bonds
(Lucile Salter Packard Children’s Hosp.
at Stanford), Ser. A, 5.00%, 11/15/56	A1	3,000,000	3,403,980
(Children’s Hosp. Los Angeles), Ser. A,
5.00%, 8/15/42	BBB+	4,000,000	4,475,480
(Sutter Hlth.), Ser. A, 5.00%, 11/15/41	Aa3	5,500,000	6,203,945
(Cedars Sinai Med. Ctr.), Ser. B, 5.00%, 8/15/35	Aa3	5,000,000	5,766,900
(Providence St. Joseph Hlth.), Ser. A,
5.00%, 10/1/30	Aa3	1,550,000	1,806,200

18 California Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (98.1%)* cont.	Rating**	Principal amount	Value
California cont.
CA State Hlth. Fac. Fin. Auth. Rev. Bonds
(Providence St. Joseph Hlth.), Ser. A,
5.00%, 10/1/29	Aa3	$800,000	$930,264
(Providence St. Joseph Hlth.), Ser. A,
4.00%, 10/1/35	Aa3	1,000,000	1,049,220
CA State Infrastructure & Econ. Dev. Bank
Mandatory Put Bonds (6/1/22), (Pacific Gas & Elec.
Co.), Ser. F, 1.75%, 11/1/26	A3	2,000,000	1,923,380
CA State Infrastructure & Econ. Dev.
Bank Rev. Bonds
(Academy Motion Picture Arts & Sciences Oblig.
Group), 5.00%, 11/1/41	Aa2	1,000,000	1,111,220
(J. David Gladstone Inst.), Ser. A, 5.00%, 10/1/31	A–	4,000,000	4,341,000
(CA Science Ctr. Phase II), 5.00%, 5/1/31	A	1,000,000	1,159,270
(Segerstrom Ctr. for the Arts), 5.00%, 1/1/25	A–	3,000,000	3,480,900
CA State Muni. Fin. Auth Mobile Home
Park Rev. Bonds
(Caritas Sr. Hsg. Network), Ser. A, 5.00%, 8/15/31	BBB	600,000	678,492
(Caritas Affordable Hsg., Inc.), Ser. A,
5.00%, 8/15/30	BBB+	1,000,000	1,097,050
(Caritas Sr. Hsg. Network), Ser. A, 5.00%, 8/15/30	BBB	685,000	778,146
CA State Poll. Control Fin. Auth. Rev. Bonds
(San Jose Wtr. Co.), 5.10%, 6/1/40	A	4,500,000	4,777,740
(Wtr. Furnishing), 5.00%, 11/21/45	Baa3	7,000,000	7,461,650
(San Jose Wtr. Co.), 4.75%, 11/1/46	A	2,250,000	2,434,253
CA State Poll. Control Fin. Auth. Solid Waste Disp.
144A Mandatory Put Bonds (4/16/18), (Republic
Svcs., Inc.), Ser. A-1, 1.55%, 11/1/42	A–2	7,000,000	6,998,740
CA State Poll. Control Fin. Auth. Wtr. Fac. Rev. Bonds,
(American Wtr. Cap. Corp.), 5.25%, 8/1/40	A	4,000,000	4,282,760
CA State Pub. Wks. Board Rev. Bonds
(Dept. of Ed. — Riverside Campus), Ser. B, 6.00%,
4/1/26 (Prerefunded 4/1/19)	Aaa	2,625,000	2,742,233
Ser. G-1, 5.75%, 10/1/30 (Prerefunded 10/1/19)	Aaa	9,000,000	9,558,990
Ser. B, 5.00%, 10/1/39	A1	1,500,000	1,675,830
(Various Cap.), Ser. I, 5.00%, 11/1/38	A1	1,880,000	2,099,377
(Dept. of Corrections-State Prisons), Ser. A,
AMBAC, 5.00%, 12/1/19	A1	3,670,000	3,804,983
CA State Tobacco Securitization Agcy. Rev. Bonds,
(Kern Cnty. Tobacco Funding Corp.), 5.00%, 6/1/40	BBB/P	5,000,000	5,387,850
CA State U. Rev. Bonds
(Systemwide), Ser. A, 5.00%, 11/1/45	Aa2	7,305,000	8,334,713
(Systemwide), Ser. A, 5.00%, 11/1/41	Aa2	13,340,000	15,261,627
Ser. A, 5.00%, 11/1/38	Aa2	2,250,000	2,587,478
Ser. A, 5.00%, 11/1/37	Aa2	10,290,000	11,856,138
CA Statewide Cmnty. Dev. Auth. Rev. Bonds
(Sr. Living — Presbyterian Homes),
7.25%, 11/15/41	BBB+/F	6,000,000	6,469,440
(Sutter Hlth.), Ser. A, 6.00%, 8/15/42	Aa3	5,000,000	5,458,700
(American Baptist Homes West), 5.75%, 10/1/25	BBB+/F	950,000	1,007,551
(899 Charleston, LLC), Ser. A, 5.375%, 11/1/49	BB/P	1,000,000	1,071,040

California Tax Exempt Income Fund 19

MUNICIPAL BONDS AND NOTES (98.1%)* cont.	Rating**	Principal amount	Value
California cont.
CA Statewide Cmnty. Dev. Auth. Rev. Bonds
(899 Charleston, LLC), Ser. A, 5.25%, 11/1/44	BB/P	$300,000	$319,170
(John Muir Hlth.), Ser. A, 5.00%, 8/15/51	A1	1,000,000	1,114,080
(Front Porch Cmnty. & Svcs.), Ser. A, 5.00%, 4/1/47	A–	2,000,000	2,226,520
(John Muir Hlth.), Ser. A, 5.00%, 8/15/46	A1	1,365,000	1,531,271
(American Baptist Homes of the West),
5.00%, 10/1/45	BBB+/F	2,550,000	2,786,181
AGM, 5.00%, 11/15/44	AA	5,195,000	5,761,515
(American Baptist Homes of the West),
5.00%, 10/1/43	BBB+/F	1,190,000	1,270,777
(Episcopal Cmntys. and Svcs.), 5.00%, 5/15/42	A–/F	3,250,000	3,482,928
(Culinary Institute of America (The)), Ser. B,
5.00%, 7/1/41	Baa2	380,000	420,782
(Enloe Med. Ctr.), 5.00%, 8/15/38	AA–	2,750,000	3,116,273
(Enloe Med. Ctr.), 5.00%, 8/15/35	AA–	1,580,000	1,799,920
(Episcopal Cmntys. and Svcs.), 5.00%, 5/15/32	A–/F	600,000	648,546
(Front Porch Cmnty. & Svcs.), Ser. A, 5.00%, 4/1/30	A–	310,000	357,238
(Terraces at San Joaquin Gardens), Ser. A,
5.00%, 10/1/22	BB/P	2,685,000	2,906,862
(Front Porch Cmnty. & Svcs.), Ser. A, 4.00%, 4/1/47	A–	1,625,000	1,649,554
(Cmnty. Fac. Dist. No. 1-Zone 1B), zero %, 9/1/20	BB/P	375,000	334,845
CA Statewide Cmnty. Dev. Auth. 144A Rev. Bonds
(American Baptist Homes West), 6.25%, 10/1/39	BBB+/F	4,500,000	4,759,650
(CA Baptist U.), Ser. A, 5.00%, 11/1/41	BB/P	1,535,000	1,664,999
(CA Baptist U.), Ser. A, 5.00%, 11/1/32	BB/P	720,000	793,663
CA Statewide Fin. Auth. Tobacco Settlement Rev.
Bonds, Class B, 5.625%, 5/1/29	Baa2	1,860,000	1,861,767
Castaic Lake, Wtr. Agcy. COP, (Water Syst. Impt.),
AMBAC, zero %, 8/1/27	AA+	10,000,000	7,471,200
Centinela Valley, Union High School Dist. G.O.
Bonds, Ser. C, AGM, 4.00%, 8/1/34	AA	5,000,000	5,343,050
Ceres, Unified School Dist. G.O. Bonds, BAM
zero %, 8/1/40	AA	1,285,000	532,363
zero %, 8/1/39	AA	1,075,000	464,819
zero %, 8/1/38	AA	1,000,000	452,840
zero %, 8/1/36	AA	545,000	269,731
zero %, 8/1/34	AA	715,000	387,230
zero %, 8/1/33	AA	250,000	141,595
Cerritos, G.O. Bonds, (Cerritos Cmnty. College Dist.),
Ser. A, 5.00%, 8/1/39	Aa2	9,275,000	10,490,582
Chula Vista, Indl. Dev. Rev. Bonds, (San Diego Gas)
Ser. C, 5.875%, 2/15/34	Aa2	2,600,000	2,719,288
Ser. D, 5.875%, 1/1/34	Aa2	5,000,000	5,229,400
Chula Vista, Muni. Fin. Auth. Special Tax Bonds
5.50%, 9/1/30	BBB+	740,000	839,656
5.50%, 9/1/29	BBB+	2,165,000	2,462,384
Clovis, Unified School Dist. G.O. Bonds, (Election
2012), Ser. D, 5.00%, 8/1/37	Aa2	3,000,000	3,423,720
Commerce, Redev. Agcy. Tax Alloc. Bonds, (Redev.
Area 1), U.S. Govt. Coll., zero %, 8/1/21 (Escrowed
to maturity)	AAA/P	11,080,000	9,450,132

20 California Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (98.1%)* cont.	Rating**	Principal amount	Value
California cont.
Corona-Norco, School Dist. Pub. Fin. Auth.
Special Tax Bonds
Ser. A, 5.00%, 9/1/35	A–	$585,000	$646,407
Ser. A, 5.00%, 9/1/32	A–	1,125,000	1,247,254
(Sr. Lien), Ser. A, 5.00%, 9/1/28	A–	275,000	307,079
Corona-Norco, Unified School Dist. Special Tax
Bonds, (Cmnty. Fac. Dist. No. 98-1), 5.00%, 9/1/28	A–	1,590,000	1,775,474
Desert Cmnty. College Dist. G.O. Bonds,
5.00%, 8/1/36	Aa2	1,000,000	1,160,510
Eastern CA Muni. Waste Wtr. Dist. Rev. Bonds, Ser. A,
5.00%, 7/1/45	AA+	2,740,000	3,139,656
El Dorado, Irrigation Dist. Rev. Bonds, Ser. C,
4.00%, 3/1/34	Aa3	1,500,000	1,580,025
Emeryville, Redev. Successor Agcy. Tax Alloc.
Bonds, Ser. A, AGM
5.00%, 9/1/34	AA	500,000	565,385
5.00%, 9/1/33	AA	385,000	436,555
5.00%, 9/1/32	AA	450,000	511,682
5.00%, 9/1/31	AA	590,000	672,736
5.00%, 9/1/30	AA	815,000	931,871
Folsom Cordova, Unified School Dist. G.O. Bonds,
(School Fac. Impt. Dist. No. 1), Ser. A, NATL,
zero %, 10/1/25	Aa3	1,505,000	1,219,185
Fontana, Cmnty. Facs. Special Tax Bonds, (Sierra
Hills School Dist. No. 22)
5.00%, 9/1/34	BBB/P	1,000,000	1,088,440
5.00%, 9/1/31	BBB/P	880,000	965,782
Foothill-Eastern Trans. Corridor Agcy. Rev. Bonds,
(Toll Road), Ser. B-1, 3.95%, 1/15/53	Baa3	7,000,000	7,005,040
Foothill/Eastern Corridor Agcy. Rev. Bonds, Ser. A,
6.00%, 1/15/53	Baa3	8,000,000	9,357,760
Fullerton, Cmnty. Fac. Dist. No. 1 Special Tax Bonds,
(Amerige Heights), 5.00%, 9/1/32	A–	1,000,000	1,094,580
Golden State Tobacco Securitization
Corp. Rev. Bonds
Ser. A, 5.00%, 6/1/45	A1	14,000,000	15,734,180
Ser. A, 5.00%, 6/1/40	A1	16,940,000	19,107,981
Ser. A, 5.00%, 6/1/33	A1	4,355,000	4,969,621
Ser. A-1, 5.00%, 6/1/33	B+	7,845,000	7,852,845
Ser. A-1, 5.00%, 6/1/27	BBB	2,000,000	2,304,400
Ser. A-1, 5.00%, 6/1/26	BBB+	1,100,000	1,265,033
Ser. A, AMBAC, zero %, 6/1/24	A1	12,000,000	10,259,280
Hartnell Cmnty. College Dist. G.O. Bonds, Ser. A
zero %, 8/1/37	Aa2	3,500,000	1,584,555
zero %, 8/1/36	Aa2	4,750,000	2,270,595
zero %, 8/1/35	Aa2	1,000,000	502,960
Hayward, Unified School Dist. G.O. Bonds,
5.00%, 8/1/38	A+	1,995,000	2,194,340
Imperial Irrigation Elec. Dist. Rev. Bonds
Ser. A, 5.125%, 11/1/38 (Prerefunded 11/1/18)	AA–	365,000	372,577
Ser. C, 5.00%, 11/1/37	AA–	1,500,000	1,710,285
Ser. C, 5.00%, 11/1/36	AA–	1,460,000	1,670,313

California Tax Exempt Income Fund 21

MUNICIPAL BONDS AND NOTES (98.1%)* cont.	Rating**	Principal amount	Value
California cont.
Inglewood, Redev. Agcy. Successor Tax Allocation
Bonds, (Merged Redev.), Ser. A, BAM
5.00%, 5/1/38	AA	$250,000	$284,570
5.00%, 5/1/34	AA	500,000	572,950
Inland Valley, Dev. Agcy. Successor Tax Alloc. Bonds,
Ser. A, 5.25%, 9/1/37	A–	4,925,000	5,498,418
Irvine, Cmnty. Fac. Dist. No. 13-3 Special Tax Bonds
(Great Park Impt. Area No. 1), 5.00%, 9/1/39	BBB–/P	1,000,000	1,082,460
(Great Park Impt. Area No. 4), 4.00%, 9/1/41	BB–/P	2,500,000	2,537,450
Irvine, Impt. Board Act of 1915 Special Assmt. Bonds
(Ltd. Oblig. Assmt. Dist. No. 13-1), 5.00%, 9/2/29	BBB+	705,000	770,170
(Dist No. 12-1), 5.00%, 9/2/23	BBB+	1,000,000	1,113,140
Irvine, Unified School Dist. Special Tax Bonds
(Cmnty. Fac. Dist. No. 09-1), Ser. A, 5.00%, 9/1/47	BB+/P	200,000	221,000
(Cmnty. Fac. Dist. No. 09-1), Ser. C, 5.00%, 9/1/47	BB+/P	1,000,000	1,105,000
(Cmnty. Fac. Dist. No. 09-1), Ser. A, 5.00%, 9/1/42	BB+/P	400,000	443,680
(Cmnty. Fac. Dist. No. 09-1), Ser. B, 5.00%, 9/1/42	BB+/P	1,000,000	1,109,200
BAM, 5.00%, 9/1/38	AA	2,500,000	2,760,650
Jurupa, Pub. Fin. Auth. Special Tax Bonds, Ser. A
5.00%, 9/1/33	A–	600,000	672,102
5.00%, 9/1/32	A–	2,475,000	2,780,093
Kaweah, Delta Hlth. Care Dist. Rev. Bonds, Ser. B,
5.00%, 6/1/40	A3	1,500,000	1,633,425
La Verne, COP, (Brethren Hillcrest Homes),
5.00%, 5/15/29	BBB–/F	635,000	677,208
Lake Elsinore, Pub. Fin. Auth. Local Agcy. Special Tax
Bonds, (Canyon Hills Impt. Areas), Ser. A & C
5.00%, 9/1/33	BB+/P	1,105,000	1,209,378
5.00%, 9/1/31	BB+/P	1,045,000	1,152,583
Long Beach Marina, Rev. Bonds, 5.00%, 5/15/40	BBB/F	1,000,000	1,103,670
Long Beach, Bond Fin. Auth. Rev. Bonds
(Natural Gas Purchase), Ser. A, 5.50%, 11/15/28	A3	5,000,000	6,028,050
(Aquarium of the Pacific), 5.00%, 11/1/30	A1	1,000,000	1,101,250
Long Beach, Cmnty. College Dist. G.O. Bonds, (2008
Election), Ser. B
zero %, 8/1/34	Aa2	1,500,000	844,440
zero %, 8/1/33	Aa2	625,000	368,869
Long Beach, Harbor Rev. Bonds
(Green Bond), Ser. B, 5.00%, 5/15/43	AA	2,000,000	2,275,860
Ser. A, 5.00%, 5/15/40	AA	5,000,000	5,706,600
Long Beach, Unified School Dist. G.O. Bonds,
Ser. D-1, zero %, 8/1/37	Aa2	1,000,000	453,310
Los Angeles Cnty., Pub. Wks. Fin. Auth. Rev. Bonds,
Ser. A, 5.00%, 12/1/44	Aa2	1,000,000	1,124,400
Los Angeles Ctny., Pub. Wks. Fin. Auth. Lease Rev.
Bonds, Ser. D, 5.00%, 12/1/45	Aa2	3,000,000	3,366,360
Los Angeles, Cmnty. College Dist. G.O. Bonds
(Election of 2008), Ser. A, U.S. Govt. Coll., 6.00%,
8/1/33 (Prerefunded 8/1/19)	Aa1	9,000,000	9,529,020
Ser. G, 4.00%, 8/1/34	Aa1	2,610,000	2,773,256

22 California Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (98.1%)* cont.	Rating**	Principal amount	Value
California cont.
Los Angeles, Cmnty. Fac. Dist. No. 4 Special Tax
Bonds, (Playa Vista Phase 1)
5.00%, 9/1/31	BBB+	$1,500,000	$1,683,975
5.00%, 9/1/30	BBB+	1,500,000	1,690,530
5.00%, 9/1/29	BBB+	1,500,000	1,700,865
Los Angeles, Dept. of Arpt. Rev. Bonds
Ser. A, 5.00%, 5/15/47	AA–	10,000,000	11,328,700
(Los Angeles Intl. Arpt.), Ser. D, 5.00%, 5/15/40	AA	11,500,000	12,248,305
Ser. D, 5.00%, 5/15/36	AA	1,375,000	1,537,855
Ser. B, 5.00%, 5/15/34 ##	AA	2,500,000	2,915,925
Ser. A, 5.00%, 5/15/33	AA–	3,300,000	3,744,246
(Los Angeles Intl. Arpt.), Ser. B, 5.00%, 5/15/32	AA–	1,000,000	1,123,440
(Los Angeles Intl. Arpt.), 5.00%, 5/15/29	AA	4,225,000	4,688,483
Ser. A, 4.00%, 5/15/34	AA–	1,155,000	1,192,988
Los Angeles, Dept. of Wtr. & Pwr. Rev. Bonds
Ser. D, 5.00%, 7/1/44	Aa2	5,000,000	5,601,650
(Pwr. Syst.), Ser. B, 5.00%, 7/1/43	Aa2	1,500,000	1,671,390
(Pwr. Syst.), Ser. A, 5.00%, 7/1/34 ##	Aa2	1,350,000	1,593,149
(Pwr. Syst.), Ser. A, 5.00%, 7/1/33 ##	Aa2	1,000,000	1,184,770
(Pwr. Syst.), Ser. A, 5.00%, 7/1/32 ##	Aa2	1,500,000	1,784,160
Ser. B, 5.00%, 12/1/18	Aa2	2,000,000	2,041,620
Los Angeles, Harbor Dept. Rev. Bonds
FNMA Coll., FHLMC Coll., 7.60%, 10/1/18
(Escrowed to maturity)	AA+	2,635,000	2,712,680
(Green Bond), Ser. C, 4.00%, 8/1/39	Aa2	2,200,000	2,306,348
Los Angeles, Muni. Impt. Corp. Lease Rev. Bonds,
(Real Property), Ser. B, 4.00%, 11/1/33	AA–	3,480,000	3,695,377
Los Angeles, Unified School Dist. G.O. Bonds
(Election 2008), Ser. A, 5.00%, 7/1/40	Aa2	2,000,000	2,282,380
Ser. D, 5.00%, 1/1/34	Aa2	3,865,000	4,018,363
(Election 2008), Ser. B-1, 5.00%, 7/1/33	Aa2	20,000,000	23,841,800
(Election 2008), Ser. B-1, 5.00%, 7/1/32	Aa2	5,000,000	5,988,800
M-S-R Energy Auth. Rev. Bonds, Ser. A,
6.50%, 11/1/39	BBB+	6,000,000	8,448,300
Merced, City School Dist. G.O. Bonds, (Election
2014), 5.00%, 8/1/45	Aa3	3,500,000	3,959,725
Merced, Union High School Dist. G.O. Bonds, AGM
zero %, 8/1/44	AA	8,655,000	2,545,955
zero %, 8/1/39	AA	5,005,000	1,935,734
Metro. Wtr. Dist. Rev. Bonds, (Southern CA Wtr.
Wks.), 5.75%, 8/10/18	AAA	5,100,000	5,177,214
Modesto, Irrigation Dist. Elec. Rev. Bonds
5.00%, 10/1/34	A+	500,000	580,185
5.00%, 10/1/32	A+	1,340,000	1,571,445
Ser. A, AGM, 5.00%, 7/1/32	AA	800,000	890,208
5.00%, 10/1/31	A+	780,000	916,656
Ser. A, AGM, 5.00%, 7/1/31	AA	1,600,000	1,785,392
Modesto, Irrigation Dist. Fin. Auth. Elec. Syst. Rev.
Bonds, Ser. A, 5.00%, 10/1/40	A+	2,790,000	3,108,534

California Tax Exempt Income Fund 23

MUNICIPAL BONDS AND NOTES (98.1%)* cont.	Rating**	Principal amount	Value
California cont.
Mt. San Antonio, Cmnty College Dist. G.O. Bonds,
(Election 2008), Ser. A-13, 5.00%, 8/1/34	Aa1	$2,000,000	$2,248,960
Murrieta Valley, Unified School Dist. G.O. Bonds,
AGM, zero %, 9/1/31	AA	2,000,000	1,265,820
Murrieta, Pub. Fin. Auth. Special Tax Bonds,
5.00%, 9/1/26	BBB–	1,000,000	1,086,340
Napa Valley, Cmnty. College Dist. G.O. Bonds,
(Election of 2002), Ser. C, NATL
zero %, 8/1/22	Aa2	5,000	4,051
zero %, 8/1/21	Aa2	1,825,000	1,500,789
Norco, Special Tax Bonds, (Norco Ridge Ranch), BAM
5.00%, 9/1/33	AA	660,000	763,996
5.00%, 9/1/30	AA	2,190,000	2,564,381
North Natomas, Cmnty. Fac. Special Tax Bonds,
(Dist. No. 4), Ser. E, 5.25%, 9/1/33	BBB+	1,500,000	1,677,705
Northern CA Gas Auth. No. 1 FRN Rev. Bonds, Ser. B,
1.765%, 7/1/19	A3	6,310,000	6,315,616
Oakland, G.O. Bonds, Ser. A, 5.00%, 1/15/35	Aa2	2,000,000	2,292,260
Oakland, Alameda Cnty. Unified School
Dist. G.O. Bonds
(Election of 2006), Ser. A, 6.125%, 8/1/29
(Prerefunded 8/1/19)	Aa3	4,000,000	4,238,920
Ser. A, 5.00%, 8/1/40	Aa3	4,000,000	4,491,800
Ser. C, 5.00%, 8/1/38	Aa3	3,235,000	3,732,284
Ser. C, 5.00%, 8/1/37	Aa3	8,520,000	9,859,600
Ser. A, 5.00%, 8/1/35	Aa3	1,000,000	1,139,110
Orange Cnty., Cmnty. Fac. Dist. Special Tax Bonds,
(Ladera Ranch — No. 04-1), Ser. A
5.00%, 8/15/33	BBB	1,750,000	1,899,958
5.00%, 8/15/32	BBB	1,000,000	1,087,380
Orange Cnty., Wtr. Dist. Rev. Bonds, Ser. A,
4.00%, 8/15/41	AAA	2,240,000	2,363,155
Palm Desert, Redev. Agcy. Successor Tax Allocation
Bonds, Ser. A, BAM
5.00%, 10/1/30	AA	350,000	413,291
5.00%, 10/1/29	AA	825,000	979,250
5.00%, 10/1/27	AA	600,000	719,088
Peralta Cmnty. College Dist. G.O. Bonds, Ser. A
5.00%, 8/1/34	Aa3	1,000,000	1,133,460
5.00%, 8/1/32	Aa3	2,000,000	2,289,600
Pico Rivera, Pub. Fin. Auth. Lease Rev. Bonds
5.75%, 9/1/39 (Prerefunded 9/1/19)	AA–	6,000,000	6,344,220
5.50%, 9/1/31 (Prerefunded 9/1/19)	AA–	1,000,000	1,053,900
NATL, 5.25%, 9/1/32	AA–	1,000,000	1,203,210
NATL, 5.25%, 9/1/30	AA–	1,295,000	1,554,907
Poway, Unified School Dist. G.O. Bonds, (Election
of 2008), zero %, 8/1/29	Aa3	11,350,000	7,807,665
Poway, Unified School Dist. Pub. Fin. Auth.
Special Tax Bonds
5.00%, 9/15/32	BBB	490,000	536,349
5.00%, 9/15/28	BBB	1,105,000	1,225,301

24 California Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (98.1%)* cont.	Rating**	Principal amount	Value
California cont.
Pub. Fin. Auth. Rev. Bonds, (Sharp Healthcare),
Ser. A, 4.00%, 8/1/47	AA	$10,000,000	$10,236,600
Rancho Cordova, Cmnty. Fac. Dist.
Special Tax Bonds
(Sunridge Anatolia), Ser. 03-1, 5.00%, 9/1/32	BBB–/P	1,250,000	1,359,550
(Sunridge Anatolia No. 03-1), 4.00%, 9/1/27	BBB–/P	425,000	453,445
Redding, Elec. Syst. Rev. Bonds, NATL, 6.368%,
7/1/22 (Escrowed to maturity)	A	2,240,000	2,449,082
Redwood City, Redev. Agcy., Tax Alloc. Bonds,
(Redev. Area 2-A), AMBAC, zero %, 7/15/22	A	3,230,000	2,902,704
Regents of the U. of CA Med. Ctr. (The) Rev. Bonds,
Ser. L, 5.00%, 5/15/41	Aa3	2,000,000	2,273,860
Ripon, Redev. Agcy. Tax Alloc. Bonds, (Cmnty.
Redev.), NATL, 4.75%, 11/1/36	Baa2	1,380,000	1,380,607
Riverside Cnty., Pub. Fin. Auth. Tax Allocation
Bonds, Ser. A, BAM, 4.00%, 10/1/40	AA	1,250,000	1,288,888
Riverside Cnty., Redev. Successor Agcy. Tax Alloc.
Bonds, (Hsg.), Ser. B
BAM, stepped-coupon zero % (5.000%, 10/1/21),
10/1/41 ††	A	1,990,000	1,886,062
stepped-coupon zero % (5.000%, 10/1/21),
10/1/37 ††	A	1,010,000	963,288
stepped-coupon zero % (5.000%, 10/1/21),
10/1/32 ††	AA	290,000	280,978
BAM, stepped-coupon zero % (5.000%, 10/1/21),
10/1/29 ††	AA	775,000	758,624
stepped-coupon zero % (5.000%, 10/1/21),
10/1/28 ††	AA	235,000	230,942
BAM, stepped-coupon zero % (5.000%, 10/1/21),
10/1/26 ††	AA	500,000	495,650
BAM, stepped-coupon zero % (5.000%, 10/1/21),
10/1/24 ††	AA	445,000	430,796
Riverside Cnty., Trans. Comm. Toll Rev. Bonds,
Ser. A, 5.75%, 6/1/44	BBB–	750,000	836,505
Rocklin, Special Tax Bonds, 5.00%, 9/1/35	BB/P	3,500,000	3,849,615
Rohnert Pk., Cmnty. Dev. Agcy. Tax Alloc. Bonds,
(Rohnert Redev.), NATL, zero %, 8/1/25	A–	1,340,000	1,073,434
Romoland, School Dist. Special Tax Bonds, (Cmnty.
Fac. Dist. No. 91-1), 5.00%, 9/1/41	BB/P	1,000,000	1,114,270
Roseville, Special Tax Bonds, (Westpark Cmnty.
Pub. Fac. Dist. No. 1)
5.00%, 9/1/37	BBB–/P	1,250,000	1,386,063
5.00%, 9/1/33	BBB–/P	1,000,000	1,117,900
Roseville, Elec. Syst. Fin. Auth. Rev. Bonds, Ser. A
5.00%, 2/1/34	AA–	200,000	232,328
5.00%, 2/1/33	AA–	250,000	291,045
5.00%, 2/1/32	AA–	350,000	410,442
5.00%, 2/1/30	AA–	125,000	148,199
5.00%, 2/1/29	AA–	100,000	118,472
5.00%, 2/1/28	AA–	150,000	179,012

California Tax Exempt Income Fund 25

MUNICIPAL BONDS AND NOTES (98.1%)* cont.	Rating**	Principal amount	Value
California cont.
Sacramento Cnty., Arpt. Syst. Rev. Bonds,
Ser. A, AGM
5.00%, 7/1/28	AA	$1,500,000	$1,513,650
5.00%, 7/1/26	AA	5,000,000	5,046,750
5.00%, 7/1/25	AA	3,990,000	4,027,307
Sacramento, City Fin. Auth. Tax Alloc. Bonds,
Ser. A, FGIC, NATL
zero %, 12/1/23	A–	10,000,000	8,524,500
zero %, 12/1/22	A–	7,500,000	6,615,600
Sacramento, Regl. Trans. Dist. Rev. Bonds,
(Farebox), 5.00%, 3/1/42	A3	1,805,000	1,912,091
San Bernardino Cnty., Special Tax Bonds,
5.00%, 9/1/33	BBB–/P	2,500,000	2,755,850
San Bernardino, Cmnty. College Dist. G.O. Bonds
(Election of 2008), Ser. D, 5.00%, 8/1/45	Aa2	1,500,000	1,689,660
Ser. B, 4.00%, 8/1/34	Aa2	10,000,000	10,673,700
San Diego Cmnty. Fac. Dist. No. 3 Special Tax Bonds,
5.00%, 9/1/36	BBB/P	980,000	1,029,078
San Diego Cnty., Regl. Arpt. Auth. Rev. Bonds, Ser. B,
5.00%, 7/1/38	A1	2,000,000	2,181,520
San Diego Cnty., Wtr. Auth. Rev. Bonds, Ser. B
5.00%, 5/1/38	AAA	10,000,000	11,627,500
5.00%, 5/1/35	AAA	4,000,000	4,679,440
San Diego, Assn. of Govt. South Bay Expressway Toll
Rev. Bonds, Ser. A
5.00%, 7/1/42	A	3,000,000	3,413,610
5.00%, 7/1/38	A	1,000,000	1,143,010
San Diego, Cmnty College Dist. G.O. Bonds
5.00%, 8/1/41	Aaa	1,500,000	1,745,985
4.00%, 8/1/41	Aaa	2,345,000	2,467,081
San Diego, Pub. Fac. Fin. Auth. Rev. Bonds
Ser. A, 5.25%, 3/1/40	Aa3	1,000,000	1,073,420
Ser. A, 5.25%, 9/1/35	Aa3	1,500,000	1,613,805
(Cap. Impt.), Ser. A, 5.00%, 10/15/35	AA–	500,000	569,145
(Ballpark), 5.00%, 10/15/27	AA–	2,000,000	2,338,380
San Diego, Pub. Fac. Fin. Auth. Wtr. Rev.
Bonds, Ser. B
FCS, FHL Banks Coll., FNMA Coll., U.S. Govt. Coll.,
5.00%, 8/1/41	Aa3	3,475,000	4,005,772
5.00%, 8/1/37	Aa3	3,000,000	3,491,970
San Diego, Tobacco Settlement Funding Corp. Rev.
Bonds, Ser. C, 4.00%, 6/1/32	BBB	1,000,000	1,012,500
San Diego, Unified School Dist. G.O. Bonds,
(Election 2012), Ser. I, 4.00%, 7/1/34	Aa2	5,000,000	5,354,950
San Francisco City & Cnty. Arpt. Comm. Intl.
Arpt. Rev. Bonds
Ser. A, 5.25%, 5/1/33	A1	4,000,000	4,472,840
(San Francisco Intl. Arpt.), Ser. 2, 5.00%, 5/1/41	A1	5,000,000	5,605,800
San Francisco City & Cnty., G.O. Bonds, Ser. A
4.00%, 6/15/36	Aaa	5,155,000	5,420,637
4.00%, 6/15/33	Aaa	3,550,000	3,755,545

26 California Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (98.1%)* cont.	Rating**	Principal amount	Value
California cont.
San Francisco City & Cnty., Rev. Bonds, (Pub. Util.
Comm.), 4.00%, 11/1/39	Aa3	$5,000,000	$5,259,500
San Francisco City & Cnty., Intl. Arpt. Comm. Rev.
Bonds, Ser. B, 5.00%, 5/1/43	A1	3,280,000	3,598,094
San Francisco City & Cnty., Pub. Util. Comm. Waste
Wtr. Rev. Bonds, Ser. B, 4.00%, 10/1/42	AA	5,000,000	5,098,950
San Francisco City & Cnty., Redev. Agcy. Cmnty.
Successor Special Tax Bonds, (No. 6 Mission Bay
South Pub. Impts.), Ser. A, 5.00%, 8/1/31	BBB/P	1,140,000	1,256,668
San Francisco, City & Cnty. Arpt. Comm. Rev. Bonds,
(Intl. Arpt.)
Ser. F, 5.00%, 5/1/40	A1	4,750,000	5,022,555
Ser. G, 5.00%, 5/1/40	A1	4,400,000	4,652,472
San Francisco, City & Cnty. Redev. Fin. Auth. Tax
Alloc. Bonds, (Mission Bay South Redev.), Ser. D,
6.625%, 8/1/39 (Prerefunded 8/1/19)	BBB+	1,250,000	1,331,138
San Francisco, City & Cnty., Redev. Agcy. Cmnty.
Successor Tax Alloc. Bonds, (Mission Bay South
Redev.), Ser. A, 5.00%, 8/1/43	A–	1,750,000	1,957,778
San Joaquin Hills, Trans. Corridor Agcy. Toll Road
Rev. Bonds, Ser. A, 5.00%, 1/15/34	BBB	7,125,000	7,864,558
San Marcos, Unified School Dist. G.O. Bonds,
(Election 2010), Ser. B, zero %, 8/1/51	Aa3	6,425,000	1,620,192
San Mateo, Union High School Dist. G.O. Bonds,
(Election 2010), stepped-coupon zero % (6.700%,
9/1/28), 9/1/41 ††	Aaa	4,105,000	3,505,957
Santa Clara Valley, Wtr. Dist. Rev. Bonds, Ser. A,
5.00%, 6/1/46	Aa1	1,500,000	1,717,170
Santaluz, Cmnty. Fac. Dist. No. 2 Special Tax Bonds,
(Impt. Area No. 1), Ser. A
5.25%, 9/1/27 (Prerefunded 9/1/21)	A–	3,265,000	3,581,444
5.25%, 9/1/26 (Prerefunded 9/1/21)	A–	1,485,000	1,627,902
5.10%, 9/1/30 (Prerefunded 9/1/21)	A–	480,000	522,192
Santee, CDC Successor Agcy. Tax Allocation Bonds,
Ser. A, BAM
5.00%, 8/1/32	AA	2,000,000	2,302,300
5.00%, 8/1/31	AA	2,410,000	2,785,815
5.00%, 8/1/30	AA	2,440,000	2,832,254
School Fin. Fac. Auth. 144A Rev. Bonds, (Kipp
LA Projects), Ser. A, 5.00%, 7/1/45	BBB	1,500,000	1,625,820
South Orange Cnty., Pub. Fin. Auth. Special Tax
Bonds, Ser. A
5.00%, 8/15/32	BBB+	1,000,000	1,087,380
5.00%, 8/15/30	BBB+	1,130,000	1,234,875
South Western Cmnty. College Dist. G.O. Bonds,
(Election 2008), Ser. D
5.00%, 8/1/44	Aa2	4,000,000	4,480,680
zero %, 8/1/37	Aa2	3,100,000	1,328,381
Southern CA Pub. Pwr. Auth. Rev. Bonds
(Natural Gas No. 1), Ser. A, 5.25%, 11/1/24	A3	2,850,000	3,261,227
(Natural Gas), Ser. A, 5.25%, 11/1/21	A3	1,500,000	1,654,920
Ser. A, 5.00%, 7/1/40	AA–	6,860,000	7,309,261

California Tax Exempt Income Fund 27

MUNICIPAL BONDS AND NOTES (98.1%)* cont.	Rating**	Principal amount	Value
California cont.
Southwestern Cmnty. College Dist. G.O. Bonds,
(Election of 2008), Ser. C, zero %, 8/1/46	Aa2	$5,000,000	$1,533,000
Stockton, Pub. Fin. Auth. Special Tax Bonds, Ser. A,
BAM, 4.00%, 9/2/27	AA	570,000	625,427
Stockton, Pub. Wtr. Fin. Auth. Rev. Bonds, (Delta Wtr.
Supply), Ser. A
6.25%, 10/1/40	A	1,250,000	1,470,300
6.25%, 10/1/38	A	2,235,000	2,643,893
6.125%, 10/1/35	A	750,000	887,918
Stockton, Unified School Dist. COP
5.00%, 2/1/36	A	1,000,000	1,136,260
5.00%, 2/1/35	A	2,410,000	2,744,870
5.00%, 2/1/34	A	2,295,000	2,622,175
5.00%, 2/1/31	A	1,325,000	1,533,171
Stockton, Unified School Dist. G.O. Bonds, (Election
2012), Ser. A
5.00%, 8/1/42	AA	2,000,000	2,208,280
AGM, 5.00%, 8/1/38	AA	1,000,000	1,105,950
Sunnyvale, Cmnty. Fac. Dist. Special Tax Bonds,
7.65%, 8/1/21	B+/P	2,215,000	2,220,670
Sweetwater, G.O. Bonds, (Union High School Dist.),
5.00%, 8/1/35	A1	2,330,000	2,652,868
Tobacco Securitization Auth. of Southern
CA Rev. Bonds
Class A1-SNR, 5.125%, 6/1/46	B+	5,000,000	5,006,900
Ser. A1-SNR, 5.00%, 6/1/37	BB+	2,000,000	2,004,580
Tracy, Operational Partnership, Joint Powers Auth.
Lease Rev. Bonds, AGC
6.375%, 10/1/38	AA	2,200,000	2,251,414
6.25%, 10/1/33	AA	3,000,000	3,068,280
Tustin Cmnty., Fac. Dist. Special Tax Bonds,
(No. 06-1 Legacy Columbus Villages), Ser. A,
5.00%, 9/1/37	BBB+	2,100,000	2,377,179
Twin Rivers, Unified School Dist. G.O. Bonds, Ser. A,
BAM, 5.00%, 8/1/40	AA	2,000,000	2,206,700
U. of CA Rev. Bonds
Ser. O, FHL Banks Coll., U.S. Govt. Coll., 5.25%,
5/15/39 (Prerefunded 5/15/19)	AAA/P	1,620,000	1,685,529
Ser. AR, 5.00%, 5/15/35	Aa2	2,670,000	3,136,102
Union, G.O. Bonds, Ser. A, 5.00%, 9/1/44	Aa1	1,890,000	2,135,984
Yucaipa Special Tax Bonds, (Cmnty. Fac. Dist. No.
98-1 Chapman Heights), 5.375%, 9/1/30	BBB+	2,350,000	2,534,381
			1,165,923,710
Delaware (0.6%)
DE State Hlth. Fac. Auth. VRDN, (Christiana Care),
Ser. A, 1.72%, 10/1/38	VMIG1	7,495,000	7,495,000
			7,495,000

28 California Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (98.1%)* cont.	Rating**	Principal amount	Value
Guam (0.3%)
Territory of GU, Govt. Wtr. Wks. Auth. Wtr. &
Waste Wtr. Syst. Rev. Bonds, 5.625%, 7/1/40
(Prerefunded 7/1/20)	A–	$2,450,000	$2,657,981
Territory of GU, Pwr. Auth. Rev. Bonds, Ser. A, AGM,
5.00%, 10/1/30	AA	1,000,000	1,086,580
			3,744,561
Massachusetts (0.2%)
MA State VRDN, (Construction Loan), Ser. A,
1.61%, 3/1/26	VMIG1	1,200,000	1,200,000
MA State Hlth. & Edl. Fac. Auth. VRDN, (Baystate
Med. Ctr.), Ser. J-2, 1.65%, 7/1/44	VMIG1	800,000	800,000
			2,000,000
Minnesota (0.3%)
Minneapolis & St. Paul, Hsg. & Redev. Auth.
Hlth. Care VRDN, (Allina Hlth. Syst.), Ser. B-1,
1.71%, 11/15/35	VMIG1	1,000,000	1,000,000
Rochester, Hlth. Care Fac. VRDN, (Mayo Clinic),
Ser. B, 1.56%, 11/15/38	VMIG1	2,000,000	2,000,000
			3,000,000
Mississippi (0.4%)
MS State Bus. Fin. Commission Gulf Opportunity
Zone VRDN, (Chevron USA, Inc.), Ser. E,
1.70%, 12/1/30	VMIG1	5,250,000	5,250,000
			5,250,000
Nevada (0.7%)
Reno, Sales Tax VRDN, (Reno Trans. Rail Access
Corridor (ReTRAC)), 1.78%, 6/1/42	VMIG1	8,980,000	8,980,000
			8,980,000
Texas (0.3%)
Harris Cnty., Cultural Ed. Fac. Fin. Corp. VRDN, (The
Methodist Hosp.), Ser. C-1, 1.72%, 12/1/24	A-1+	4,095,000	4,095,000
			4,095,000

TOTAL INVESTMENTS
Total investments (cost $1,157,453,543)			$1,200,488,271

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2017 through March 31, 2018 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $1,223,850,921.

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications. If a security is insured, it will usually be rated by the ratings organizations based on the financial strength of the insurer. For further details regarding security ratings, please see the Statement of Additional Information.

California Tax Exempt Income Fund 29

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

## Forward commitment, in part or in entirety (Note 1).

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

On Mandatory Put Bonds, the rates shown are the current interest rates at the close of the reporting period and the dates shown represent the next mandatory put dates.

The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.

The dates shown on debt obligations are the original maturity dates.

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):

Local debt	17.1%
State debt	14.2
Transportation	12.8
Utilities	11.2

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Municipal bonds and notes	$—	$1,200,488,271	$—
Totals by level	$—	$1,200,488,271	$—

During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

The accompanying notes are an integral part of these financial statements.

30 California Tax Exempt Income Fund

Statement of assets and liabilities 3/31/18 (Unaudited)

ASSETS
Investment in securities, at value, including of securities on loan (Note 1):
Unaffiliated issuers (identified cost $1,157,453,543)	$1,200,488,271
Cash	19,992,771
Interest and other receivables	14,583,950
Receivable for shares of the fund sold	182,686
Receivable for custodian fees (Note 2)	26,162
Prepaid assets	8,138
Total assets	1,235,281,978

LIABILITIES
Payable for purchases of delayed delivery securities (Note 1)	7,454,479
Payable for shares of the fund repurchased	1,591,478
Payable for compensation of Manager (Note 2)	450,941
Payable for investor servicing fees (Note 2)	161,341
Payable for Trustee compensation and expenses (Note 2)	465,315
Payable for administrative services (Note 2)	7,204
Payable for distribution fees (Note 2)	626,573
Distributions payable to shareholders	554,289
Other accrued expenses	119,437
Total liabilities	11,431,057

Net assets	$1,223,850,921

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,177,715,254
Undistributed net investment income (Note 1)	5,550,006
Accumulated net realized loss on investments (Note 1)	(2,449,067)
Net unrealized appreciation of investments	43,034,728
Total — Representing net assets applicable to capital shares outstanding	$1,223,850,921

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($1,079,650,197 divided by 134,636,414 shares)	$8.02
Offering price per class A share (100/96.00 of $8.02)*	$8.35
Net asset value and offering price per class B share ($2,861,570 divided by 357,219 shares)**	$8.01
Net asset value and offering price per class C share ($44,413,759 divided by 5,504,860 shares)**	$8.07
Net asset value and redemption price per class M share ($2,768,033 divided by 346,118 shares)	$8.00
Offering price per class M share (100/96.75 of $8.00)†	$8.27
Net asset value, offering price and redemption price per class Y share
($94,157,362 divided by 11,707,801 shares)	$8.04

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

California Tax Exempt Income Fund 31

Statement of operations Six months ended 3/31/18 (Unaudited)

INVESTMENT INCOME
Interest income	$23,576,384
Total investment income	23,576,384

EXPENSES
Compensation of Manager (Note 2)	2,734,053
Investor servicing fees (Note 2)	326,469
Custodian fees (Note 2)	8,682
Trustee compensation and expenses (Note 2)	14,689
Distribution fees (Note 2)	1,462,125
Administrative services (Note 2)	22,142
Other	142,356
Total expenses	4,710,516
Expense reduction (Note 2)	(65,138)
Net expenses	4,645,378

Net investment income	18,931,006

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	15,483,279
Total net realized gain	15,483,279
Change in net unrealized appreciation (depreciation) on:
Securities in unaffiliated issuers and TBA sale commitments	(33,571,680)
Total change in net unrealized (depreciation)	(33,571,680)

Net loss on investments	(18,088,401)

Net increase in net assets resulting from operations	842,605

The accompanying notes are an integral part of these financial statements.

32 California Tax Exempt Income Fund

Statement of changes in net assets

DECREASE IN NET ASSETS	Six months ended 3/31/18*	Year ended 9/30/17
Operations
Net investment income	$18,931,006	$41,776,474
Net realized gain on investments	15,483,279	24,323,973
Net unrealized depreciation of investments	(33,571,680)	(66,146,554)
Net increase (decrease) in net assets resulting
from operations	842,605	(46,107)
Distributions to shareholders (Note 1):
From ordinary income
Taxable net investment income
Class A	(1,109,278)	(1,143,824)
Class B	(3,340)	(4,494)
Class C	(46,724)	(54,313)
Class M	(2,803)	(3,747)
Class Y	(89,948)	(72,603)
From tax-exempt net investment income
Class A	(16,734,691)	(37,115,354)
Class B	(39,111)	(110,291)
Class C	(513,154)	(1,289,173)
Class M	(39,533)	(108,292)
Class Y	(1,427,222)	(2,672,660)
Decrease from capital share transactions (Note 4)	(43,638,985)	(72,856,936)
Total decrease in net assets	(62,802,184)	(115,477,794)

NET ASSETS
Beginning of period	1,286,653,105	1,402,130,899
End of period (including undistributed net investment
income of $5,550,006 and $6,624,804, respectively)	$1,223,850,921	$1,286,653,105

* Unaudited.

The accompanying notes are an integral part of these financial statements.

California Tax Exempt Income Fund 33

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS				RATIOS AND SUPPLEMENTAL DATA
											Ratio
			Net realized								of net investment
	Net asset value,		and unrealized	Total from	From			Total return	Net assets,	Ratio of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	Total	Net asset value,	at net asset value	end of period	to average	to average	Portfolio
Period ended	of period	income (loss)	on investments	operations	income	distributions	end of period	(%) [a]	(in thousands)	net assets (%) [b,c]	net assets (%) [c]	turnover (%)
Class A
March 31, 2018**	$8.14	.13	(.12)	.01	(.13)	(.13)	$8.02	.10*	$1,079,650	.37*	1.50*	20*
September 30, 2017	8.39	.27	(.25)	.02	(.27)	(.27)	8.14	.26	1,146,710.74		3.23	31
September 30, 2016	8.19	.29	.20	.49	(.29)	(.29)	8.39	6.08	1,253,683	.75[d]	3.43[d]	16
September 30, 2015	8.23	.31	(.04)	.27	(.31)	(.31)	8.19	3.29	1,226,347.74		3.73	14
September 30, 2014	7.81	.32	.42	.74	(.32)	(.32)	8.23	9.63	1,278,391.74		3.99	11
September 30, 2013	8.34	.33	(.53)	(.20)	(.33)	(.33)	7.81	(2.50)	1,338,414.74		4.03	11
Class B
March 31, 2018**	$8.13	.10	(.12)	(.02)	(.10)	(.10)	$8.01	(.21)*	$2,862	.68*	1.18*	20*
September 30, 2017	8.38	.21	(.25)	(.04)	(.21)	(.21)	8.13	(.37)	3,733	1.37	2.61	31
September 30, 2016	8.18	.23	.21	.44	(.24)	(.24)	8.38	5.41	5,059	1.38[d]	2.81[d]	16
September 30, 2015	8.22	.25	(.04)	.21	(.25)	(.25)	8.18	2.64	5,360	1.37	3.10	14
September 30, 2014	7.80	.27	.42	.69	(.27)	(.27)	8.22	8.96	6,364	1.37	3.36	11
September 30, 2013	8.34	.28	(.54)	(.26)	(.28)	(.28)	7.80	(3.24)	7,255	1.37	3.40	11
Class C
March 31, 2018**	$8.19	.10	(.12)	(.02)	(.10)	(.10)	$8.07	(.29)*	$44,414	.75*	1.11*	20*
September 30, 2017	8.44	.20	(.25)	(.05)	(.20)	(.20)	8.19	(.52)	49,093	1.52	2.45	31
September 30, 2016	8.23	.22	.21	.43	(.22)	(.22)	8.44	5.33	60,951	1.53[d]	2.64[d]	16
September 30, 2015	8.27	.24	(.04)	.20	(.24)	(.24)	8.23	2.46	46,944	1.52	2.95	14
September 30, 2014	7.85	.25	.42	.67	(.25)	(.25)	8.27	8.73	44,233	1.52	3.21	11
September 30, 2013	8.38	.27	(.53)	(.26)	(.27)	(.27)	7.85	(3.25)	47,175	1.52	3.25	11
Class M
March 31, 2018**	$8.12	.12	(.12)	—	(.12)	(.12)	$8.00	(.04)*	$2,768	.51*	1.36*	20*
September 30, 2017	8.37	.24	(.25)	(.01)	(.24)	(.24)	8.12	(.02)	3,272	1.02	2.95	31
September 30, 2016	8.16	.26	.22	.48	(.27)	(.27)	8.37	5.92	3,835	1.03[d]	3.14[d]	16
September 30, 2015	8.20	.28	(.04)	.24	(.28)	(.28)	8.16	3.00	3,033	1.02	3.45	14
September 30, 2014	7.79	.29	.41	.70	(.29)	(.29)	8.20	9.22	2,670	1.02	3.71	11
September 30, 2013	8.32	.31	(.53)	(.22)	(.31)	(.31)	7.79	(2.78)	2,606	1.02	3.75	11
Class Y
March 31, 2018**	$8.16	.14	(.12)	.02	(.14)	(.14)	$8.04	.21*	$94,157	.26*	1.61*	20*
September 30, 2017	8.41	.28	(.25)	.03	(.28)	(.28)	8.16	.48	83,845.52		3.44	31
September 30, 2016	8.21	.30	.21	.51	(.31)	(.31)	8.41	6.29	78,603	.53[d]	3.63[d]	16
September 30, 2015	8.25	.32	(.04)	.28	(.32)	(.32)	8.21	3.50	58,017.52		3.95	14
September 30, 2014	7.83	.33	.42	.75	(.33)	(.33)	8.25	9.85	56,636.52		4.20	11
September 30, 2013	8.36	.35	(.53)	(.18)	(.35)	(.35)	7.83	(2.28)	54,574.52		4.25	11

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

34 California Tax Exempt Income Fund	California Tax Exempt Income Fund 35

Financial highlights cont.

* Not annualized.

** Unaudited.

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset arrangements, if any (Note 2). Also excludes acquired fund fees, if any.

c Includes interest and fees expense associated with borrowings which amounted to the following (Note 1):

Percentage of average net assets
September 30, 2014	<0.01%
September 30, 2013	<0.01

d Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than .01% as a percentage of average net assets per share for each class (Note 2).

The accompanying notes are an integral part of these financial statements.

36 California Tax Exempt Income Fund

Notes to financial statements 3/31/18 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2017 through March 31, 2018.

Putnam California Tax Exempt Income Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek as high a level of current income exempt from federal income tax and California personal income tax as Putnam Management believes to be consistent with preservation of capital. The fund invests mainly in bonds that pay interest that is exempt from federal income tax and California personal income tax (but that may be subject to federal alternative minimum tax (AMT)), are investment-grade in quality, and have intermediate- to long-term maturities (i.e., three years or longer). Under normal circumstances, the fund invests so that at least 90% of the fund’s income distributions are exempt from federal income tax and California personal income tax, except during times of adverse market conditions, when more than 10% of the fund’s income distributions could be subject to these taxes. Such tax-exempt investments in which the fund will invest are issued by or for states, territories or possessions of the United States or by their political subdivisions, agencies, authorities or other government entities, and the income from these investments is exempt from both federal and California personal income tax. This investment policy cannot be changed without the approval of the fund’s shareholders. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M and class Y shares. The fund registered class T shares in February 2017, however, as of the date of this report, class T shares had not commenced operations and are not available for purchase. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Prior to April 1, 2018, class C shares did not convert to class A shares. The expenses for class A, class B, class C, and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, and class M shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those

California Tax Exempt Income Fund 37

estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

Securities purchased or sold on forward commitment or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of

38 California Tax Exempt Income Fund

the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At September 30, 2017, the fund had a capital loss carryover of $15,210,713 available to the extent allowed by the Code to offset future net capital gain, if any. For any carryover, the amount of the carryover and that carryover’s expiration date is:

	Loss carryover
Short-term	Long-term	Total	Expiration
$15,210,713	N/A	$15,210,713	September 30, 2019

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer certain capital losses of $2,943,285 recognized during the period between November 1, 2016 and to its fiscal year ending September 30, 2017.

The aggregate identified cost on a tax basis is $399,686,990, resulting in gross unrealized appreciation and depreciation of $806,216,529 and $5,415,248, respectively, or net unrealized appreciation of $800,801,281.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.590%	of the first $5 billion,	0.390%	of the next $50 billion,
0.540%	of the next $5 billion,	0.370%	of the next $50 billion,
0.490%	of the next $10 billion,	0.360%	of the next $100 billion and
0.440%	of the next $10 billion,	0.355%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.216% of the fund’s average net assets.

California Tax Exempt Income Fund 39

Putnam Management has contractually agreed, through January 30, 2019, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$289,592	Class M	757
Class B	856	Class Y	23,109
Class C	12,155	Total	$326,469

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $65,138 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $962, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the

40 California Tax Exempt Income Fund

following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	*	$1,205,245
Class B	1.00%	0.85%	14,098
Class C	1.00%	1.00%	235,449
Class M	1.00%	0.50%	7,333
Total			$1,462,125

* Equals the weighted average of (i) 0.20% of the net assets of the fund attributable to class A shares purchased and paid for prior to April 1, 2005 and (ii) 0.25% of all other net assets of the fund attributable to class A shares.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $14,098 and $4 from the sale of class A and class M shares, respectively, and received $706 and no monies in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $0 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$242,100,142	$296,651,124
U.S. government securities (Long-term)	—	—
Total	$242,100,142	$296,651,124

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	SIX MONTHS ENDED 3/31/18		YEAR ENDED 9/30/17
Class A	Shares	Amount	Shares	Amount
Shares sold	4,504,757	$36,692,309	9,907,234	$80,309,915
Shares issued in connection with
reinvestment of distributions	1,745,479	14,131,909	3,727,164	30,101,227
	6,250,236	50,824,218	13,634,398	110,411,142
Shares repurchased	(12,454,464)	(100,909,922)	(22,214,249)	(179,282,295)
Net decrease	(6,204,228)	$(50,085,704)	(8,579,851)	$(68,871,153)

California Tax Exempt Income Fund 41

	SIX MONTHS ENDED 3/31/18		YEAR ENDED 9/30/17
Class B	Shares	Amount	Shares	Amount
Shares sold	140	$1,133	1,737	$14,001
Shares issued in connection with
reinvestment of distributions	5,096	41,262	13,676	110,252
	5,236	42,395	15,413	124,253
Shares repurchased	(106,952)	(867,193)	(160,041)	(1,291,954)
Net decrease	(101,716)	$(824,798)	(144,628)	$(1,167,701)

	SIX MONTHS ENDED 3/31/18		YEAR ENDED 9/30/17
Class C	Shares	Amount	Shares	Amount
Shares sold	294,141	$2,402,149	420,191	$3,418,150
Shares issued in connection with
reinvestment of distributions	58,767	478,822	139,320	1,131,266
	352,908	2,880,971	559,511	4,549,416
Shares repurchased	(841,775)	(6,864,946)	(1,788,220)	(14,515,232)
Net decrease	(488,867)	$(3,983,975)	(1,228,709)	$(9,965,816)

	SIX MONTHS ENDED 3/31/18		YEAR ENDED 9/30/17
Class M	Shares	Amount	Shares	Amount
Shares sold	296	$2,425	19,265	$158,348
Shares issued in connection with
reinvestment of distributions	4,547	36,718	12,626	101,628
	4,843	39,143	31,891	259,976
Shares repurchased	(61,695)	(501,610)	(87,220)	(706,409)
Net decrease	(56,852)	$(462,467)	(55,329)	$(446,433)

	SIX MONTHS ENDED 3/31/18		YEAR ENDED 9/30/17
Class Y	Shares	Amount	Shares	Amount
Shares sold	2,547,207	$20,722,803	3,483,546	$28,241,210
Shares issued in connection with
reinvestment of distributions	134,523	1,092,298	244,988	1,984,065
	2,681,730	21,815,101	3,728,534	30,225,275
Shares repurchased	(1,243,056)	(10,097,142)	(2,802,076)	(22,631,108)
Net increase	1,438,674	$11,717,959	926,458	$7,594,167

Note 5: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The fund focuses a majority of its investments in the state of California and may be affected by economic and political developments in that state.

42 California Tax Exempt Income Fund

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Blend	Value
Capital Opportunities Fund	Convertible Securities Fund
Capital Spectrum Fund	Equity Income Fund
Emerging Markets Equity Fund	International Value Fund
Equity Spectrum Fund	Small Cap Value Fund
Europe Equity Fund
Global Equity Fund	Income
International Capital Opportunities Fund	Diversified Income Trust
International Equity Fund	Emerging Markets Income Fund
Investors Fund	Floating Rate Income Fund
Low Volatility Equity Fund	Global Income Trust
Multi-Cap Core Fund	Government Money Market Fund*
Research Fund	High Yield Fund
Income Fund
Global Sector	Money Market Fund†
Global Consumer Fund	Mortgage Securities Fund
Global Financials Fund	Short Duration Income Fund
Global Health Care Fund
Global Industrials Fund	Tax-free Income
Global Natural Resources Fund	AMT-Free Municipal Fund
Global Sector Fund	Intermediate-Term Municipal Income Fund
Global Technology Fund	Short-Term Municipal Income Fund
Global Telecommunications Fund	Tax Exempt Income Fund
Global Utilities Fund	Tax-Free High Yield Fund

Growth	State tax-free income funds‡:
Growth Opportunities Fund	California, Massachusetts, Minnesota,
International Growth Fund	New Jersey, New York, Ohio, and Pennsylvania.
Small Cap Growth Fund
Sustainable Future Fund
Sustainable Leaders Fund

California Tax Exempt Income Fund 43

Absolute Return	Asset Allocation
Absolute Return 100 Fund®	Dynamic Risk Allocation Fund
Fixed Income Absolute Return Fund	George Putnam Balanced Fund
Multi-Asset Absolute Return Fund
Dynamic Asset Allocation Balanced Fund
Putnam PanAgora**	Dynamic Asset Allocation Conservative Fund
Putnam PanAgora Managed Futures Strategy	Dynamic Asset Allocation Growth Fund
Putnam PanAgora Market Neutral Fund
Putnam PanAgora Risk Parity Fund	Retirement Income Fund Lifestyle 1

RetirementReady® 2060 Fund
RetirementReady® 2055 Fund
RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
RetirementReady® 2040 Fund
RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
RetirementReady® 2025 Fund
RetirementReady® 2020 Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

** Sub-advised by PanAgora Asset Management.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

44 California Tax Exempt Income Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Jameson A. Baxter, Chair	Vice President, Treasurer,
Management, LLC	Kenneth R. Leibler, Vice Chair	and Clerk
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Janet C. Smith
	Barbara M. Baumann	Vice President,
Investment Sub-Advisor	Katinka Domotorffy	Principal Financial Officer,
Putnam Investments Limited	Catharine Bond Hill	Principal Accounting Officer,
16 St James’s Street	Paul L. Joskow	and Assistant Treasurer
London, England SW1A 1ER	Robert E. Patterson
	George Putnam, III	Susan G. Malloy
Marketing Services	Robert L. Reynolds	Vice President and
Putnam Retail Management	Manoj P. Singh	Assistant Treasurer
One Post Office Square
Boston, MA 02109	Officers	Mark C. Trenchard
	Robert L. Reynolds	Vice President and
Custodian	President	BSA Compliance Officer
State Street Bank
and Trust Company	Jonathan S. Horwitz	Nancy E. Florek
	Executive Vice President,	Vice President, Director of
Legal Counsel	Principal Executive Officer,	Proxy Voting and Corporate
Ropes & Gray LLP	and Compliance Liaison	Governance, Assistant Clerk,
and Assistant Treasurer
Robert T. Burns
	Vice President and	Denere P. Poulack
	Chief Legal Officer	Assistant Vice President, Assistant
Clerk, and Assistant Treasurer
James F. Clark
Vice President and
Chief Compliance Officer

This report is for the information of shareholders of Putnam California Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

One Post Office Square
Boston, MA 02109

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

SA045 310720 5/18

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam California Tax Exempt Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: May 29, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: May 29, 2018

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: May 29, 2018